Exhibit 10.2

AMENDMENT No. 1 TO AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT
This AMENDMENT No. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment No. 1”) is made as of March 1, 2013 among (a) Miami AP Hotel, L.L.C., FelCor/JPM Hospitality (SPE), L.L.C., DJONT/JPM Hospitality Leasing (SPE), L.L.C., FelCor/JPM Boca Raton Hotel, L.L.C. and DJONT/JPM Boca Raton Leasing, L.L.C. (collectively, “Existing Borrowers”), (b) Charleston Mills House Hotel, L.L.C., (the “New Borrower”, and together with the Existing Borrowers, the “Borrowers”), and (c) JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, “Administrative Agent”) for the Lenders.
WHEREAS, Existing Borrowers, the Lenders and Administrative Agent are parties to an Amended and Restated Revolving Credit Agreement, dated as of December 18, 2012 (as amended, the “Existing Credit Agreement”), pursuant to which the Lenders have agreed to make loans to Borrowers on the terms and conditions set forth therein; and
WHEREAS, Existing Borrowers have requested that the Administrative Agent, acting on behalf of the Lenders pursuant to Section 2.21(d) of the Existing Credit Agreement, amend certain provisions of the Existing Credit Agreement and certain other Loan Documents, to confirm the addition of the New Borrower, the substitution of the new Collateral Property and the substitution of the new Qualified Manager, Wyndham Hotel Management, Inc., a Delaware corporation, in place of Intercontinental Hotels Group Resources, Inc.; and the Administrative Agent has agreed to so amend certain provisions of the Existing Credit Agreement and certain other Loan Documents on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Amendment No. 1, the parties hereto agree as follows:
1.    Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Existing Credit Agreement.
2.    Amendment to the Existing Credit Agreement. As of the First Amendment Effective Date (as defined in Section 4 hereof), the Existing Credit Agreement is hereby amended as follows:

2.1.    Each of the following definitions is added to Section 1.01 of Existing Credit Agreement in alphabetical order:

““Charleston Management Agreement” means the Management Agreement dated as of January 18, 2013, and effective as of March 1, 2013, as amended and assigned, by and between Hospitality Operating Lessee, as “Owner,” and Wyndham, as “Manager,” with respect to the Charleston Property.

“Charleston Operating Lease” means the Lease Agreement dated as of July 27, 1998, as amended and assigned, by and between Charleston Owner and Hospitality Operating Lessee for the Charleston Property.
“Charleston Owner” means Charleston Mills House Hotel, L.L.C., a Delaware limited liability company.
“Wyndham” shall mean Wyndham Hotel Management, Inc., a Delaware corporation.”
2.2.    Each of the following definitions appearing in Section 1.01 of the Existing Credit Agreement is hereby deleted and replaced in its entirety as follows:

““Borrower” and “Borrowers” have the meanings specified in the introductory paragraph hereto, and any entity that becomes a Borrower pursuant to Section 2.21(f), including the Charleston Owner.
“Houston Management Agreement” means the Management Agreement dated as of January 18, 2013, and effective as of March 1, 2013, as amended and assigned, by and between Hospitality Operating Lessee, as “Owner,” and Wyndham, as “Manager,” with respect to the Houston Property.
“Management Agreements” means the Charleston Management Agreement, the Dana Point Management Agreement, the Charlotte Management Agreement, the Houston Management Agreement, the Mandalay Beach Management Agreement, the Miami Management Agreement, the Philadelphia Management Agreement, the Pittsburgh Management Agreement and the Santa Monica Management Agreement or, if the context requires, any Replacement Management Agreement executed in accordance with the terms and provisions of this Agreement and “Management Agreement” means any of the Management Agreements.
“Operating Leases” means the Charleston Operating Lease, the Dana Point Operating Lease, the Charlotte Operating Lease, the Houston Operating Lease, the Mandalay Beach Operating Lease, the Miami Operating Lease, the Philadelphia Operating Lease, the Pittsburgh Operating Lease and the Santa Monica Operating Lease, and any operating lease relating to any Substitute Property, and “Operating Lease” means any one of the Operating Leases.
“Philadelphia Management Agreement” means the Management Agreement dated as of January 18, 2013, and effective as of March 1, 2013, as amended and assigned, by and between Hospitality Operating Lessee, as “Owner,” and Wyndham, as “Manager,” with respect to the Philadelphia Property.
“Pittsburgh Management Agreement” means the Management Agreement dated as of January 18, 2013, and effective as of March 1, 2013 as further amended and assigned, by and between Hospitality Operating Lessee, as “Owner,” and Wyndham, as “Manager,” with respect to the Pittsburgh Property.
“Santa Monica Management Agreement” means the Management Agreement dated as of January 18, 2013, and effective as of March 1, 2013, as amended and assigned, by and between Hospitality Operating Lessee, as “Owner,” and Wyndham, as “Manager,” with respect to the Santa Monica Property.

“Substitute Property” means the Charleston Property and any other Proposed Substitute Property which becomes Collateral pursuant to the terms and conditions of Section 2.21, once the Substitution Date has occurred with respect to each such Proposed Substitute Property.”
2.3.    Section 6.15 of the Existing Credit Agreement is hereby deleted and replaced in its entirety as follows:

6.15    Fee and Leasehold Ownership. Hospitality Owner is the sole legal and equitable fee owner of good and marketable, record title to the Charlotte Property, the Mandalay Beach Property, and the Santa Monica Property, in each case subject only to Permitted Liens. Dana Point Owner is the sole legal and equitable fee owner of good and marketable to title to the Dana Point Property, subject only to Permitted Liens. The Philadelphia Affiliate Ground Lessor is the sole legal and equitable fee owner of the Philadelphia Property, subject only to Permitted Liens. Miami Owner is the sole legal and equitable fee owner of, has good and marketable title to, and after recordation of the deed relating thereto, has record title to, the Miami Property, subject only to Permitted Liens. Charleston Owner is the sole legal and equitable fee owner of, has good and marketable title to, and after recordation of the deed relating thereto, has record title to, the Charleston Property, subject only to Permitted Liens. Each Ground Lessee is the owner of good and marketable, record title to the leasehold estate under its applicable Ground Lease, subject only to Permitted Liens; and each Operating Lessee is the legal and equitable owner of good and marketable, record title to the leasehold estate under its applicable Operating Lease subject only to Permitted Liens.
2.4.    Section 9.01(a)(i)(C) of the Existing Credit Agreement is hereby amended by adding the clause “and the Charleston Property” immediately following the words “Miami Property”.

2.5.    The defined term “IHG” shall be deleted in its entirety, and each reference to IHG shall be deleted and shall be replaced with “Wyndham”.

2.6.     The Existing Credit Agreement is amended to delete each of the Schedules thereto and to replace such Schedules with those attached hereto as Attachment A.

3.    Provisions of General Application.
3.1.    Representations and Warranties. Borrowers hereby represent and warrant as of the date hereof that (a) each of the representations and warranties of Borrowers contained in the Existing Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Existing Credit Agreement or this Amendment No. 1 are true as of the date as of which they were made and are true in all material respects (unless such representations are qualified as to “materiality”, “Material Adverse Effect” or with similar language, in which case such representations shall be true in all respects) at and as of the date of this Amendment No. 1 (except to the extent that such representations and warranties expressly speak as of a different date), (b) no Default or Event of Default exists on the date hereof, (c) the organizational documents of (i) each of the Existing Borrowers (other than the Miami Owner) attached to the Secretary's Certificate dated as of March 4, 2011, and (ii) the Miami Owner attached to the Secretary's Certificate dated as of December 11, 2012, in each case remain in full force and effect and, except for such certified copies of amendments or modifications to organizational documents provided to Administrative Agent and counsel thereto, such organizational documents have not been amended, modified, annulled, rescinded or revoked since March 4, 2011 or December 11, 2012, respectively, and (d) this Amendment No. 1 and each other Loan Document, certificate or other documentation delivered in connection herewith has been duly authorized, executed and delivered by each of Borrowers and is in full force and effect as of the First Amendment Effective Date, and the agreements and obligations of each of Borrowers contained herein and therein constitute the legal, valid and binding obligations of each of Borrowers, enforceable against it in accordance with their respective terms, except to the extent that the enforcement thereof or the availability of equitable remedies may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors, rights generally or by general principles of equity, or by the discretion of any court in awarding equitable remedies, regardless of whether such enforcement is considered in a preceding in equity or at law.
3.2.    No Other Changes. Except as otherwise expressly provided or contemplated by this Amendment No. 1, all of the terms, conditions and provisions of the Existing Credit Agreement remain unaltered and in full force and effect and are hereby ratified and confirmed in all respects. The Existing Credit Agreement and this Amendment No. 1 shall be read and construed as one agreement.
3.3.    Governing Law. THIS AMENDMENT No. 1 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
3.4.    Assignment. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.
3.5.    Counterparts. This Amendment No. 1 may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 1, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.
3.6    Loan Documents. This Amendment No. 1 shall be deemed to be a Loan Document under the Existing Credit Agreement and shall be construed, administered, and applied in accordance with all of the terms and provisions of the Loan Documents.
3.7    Further Assurances. Borrowers shall, at any time and from time to time following the execution of this Amendment No. 1, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment No. 1, in each case, as reasonably determined by Administrative Agent.

3.8    Credit Agreement References. On and after to the First Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference to the Credit Agreement by the words “thereunder”, “thereof” or words of like import in any Loan Document or other document executed in connection with the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment No. 1 and any other amendments effective prior to the date hereof.
4.    Effectiveness of this Amendment No. 1. This Amendment No. 1 shall become effective and the Substitute Property shall become Collateral Property hereunder on the date on which the following conditions precedent are satisfied (the “First Amendment Effective Date”):
(a)    Pursuant to Section 2.21(d) of the Existing Credit Agreement, each of the Administrative Agent, Borrowers and Guarantors shall have executed and delivered this Amendment No. 1, and Borrowers shall have delivered all other documentation, opinions, certificates (including the certificate delivered pursuant to Section 2.21(c) of the Existing Credit Agreement) and other materials that would have been required by Section 5.01 of the Existing Credit Agreement, had the Charleston Property been a Collateral Property as of the Restatement Date and any other material required by Section 2.21 of the Existing Credit Agreement so that all conditions to the Substitution Date with respect to the Charleston Property have been satisfied. The Administrative Agent shall have executed and/or delivered each release document required to release the Released Borrowers from the Loan Documents and requested by the Borrower Representative, subject to any continuing indemnification obligations that would otherwise survive repayment of the Loan.
(b)    The representations and warranties of Borrowers contained in the Existing Credit Agreement and each of the other Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date (except to the extent that such representations and warranties expressly speak as of a different date);
(c)     On and as of the First Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing;
(d)    Since the Restatement Date, there shall not have been any material adverse change in the business, condition, operations, performance, or properties of Borrowers that is reasonably likely to or which could reasonably be expected to have or result in a Material Adverse Effect;
(e)    In addition to the certificate delivered under clause (a) above, Borrowers shall have delivered a certificate of an Authorized Officer (1) containing incumbency certificates of Borrowers and Guarantors, (2) attaching resolutions authorizing this Amendment No. 1, (3) confirming (x) no changes to the Organizational Documents of Existing Borrowers and Guarantors from those copies delivered on the Restatement Date and (y) satisfaction of the condition set forth in clause (d) above, and attaching Organizational Documents of New Borrower, and (4) certifying as true, accurate and in full force and effect all of the new Management Agreements with Wyndham, entered into as of January 18, 2013 and effective as of March 1, 2013.

(f)    Borrowers shall have paid to Administrative Agent, for its own account, all fees and expenses (including legal fees and expenses) that are due and payable as of the date hereof.
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IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment No. 1 as of the date first set forth above.

BORROWERS:	FELCOR/JPM HOSPITALITY (SPE), L.L.C.

	By:	/s/ Bianca S. Green
		Name:	Bianca S. Green
		Title:	Vice President

DJONT/JPM HOSPITALITY LEASING (SPE), L.L.C.

	By:	/s/ Bianca S. Green
		Name:	Bianca S. Green
		Title:	Vice President

FELCOR/JPM BOCA RATON HOTEL, L.L.C.

	By:	/s/ Bianca S. Green
		Name:	Bianca S. Green
		Title:	Vice President

DJONT/JPM BOCA RATON LEASING (SPE), L.L.C.

	By:	/s/ Bianca S. Green
		Name:	Bianca S. Green
		Title:	Vice President

MIAMI AP HOTEL, L.L.C.

	By:	/s/ Bianca S. Green
		Name:	Bianca S. Green
		Title:	Vice President

JOINDER OF NEW BORROWER:    The Borrower signatory below (“New Borrower”) acknowledges, agrees and confirms that, by its execution of this Amendment No. 1, such New Borrower shall become a party to the Existing Credit Agreement (as amended by Amendment No. 1) (as so amended, the “Credit Agreement”) and the Environmental Indemnity as a “Borrower” as of the date hereof and shall have all of the rights and obligations of a “Borrower” thereunder as if such Borrower had executed the Credit Agreement on the Restatement Date. New Borrower hereby ratifies, as of the date hereof, and agrees to be bound as a “Borrower” by, all of the terms, provisions and conditions contained in the Credit Agreement and the Environmental Indemnity. New Borrower hereby makes each of the representations and warranties and agrees to each of the covenants applicable to a Borrower contained in the Credit Agreement. From and after the date hereof, all references in the Loan Documents to the “Borrowers” shall for all purposes be deemed to include the undersigned New Borrower. Without limiting the forgoing, New Borrower hereby appoints and authorizes the Borrower Representative to act as its representative in accordance with the Credit Agreement and each of the other Loan Documents.

CHARLESTON MILLS HOUSE HOTEL, L.L.C.

By:	/s/ Bianca S. Green
	Name:	Bianca S. Green
	Title:	Vice President

GUARANTORS AND PRINCIPALS:    Each Guarantor and Principal, as applicable, by its signature below hereby (i) acknowledges Amendment No. 1 to the Existing Credit Agreement, which amends the Existing Credit Agreement to add Charleston Mills House Hotel, L.L.C. as a New Borrower, (ii) reaffirms (or in the case of the Principal of the New Borrower, confirms) (a) its pledge or guaranty (including the Environmental Indemnity), as applicable, as security for the payment and performance when due of all of the Obligations of all Borrowers (including the New Borrower) in accordance with the applicable Loan Documents to which it is a party, including the Credit Agreement, and (b) the representations, warranties and covenants set forth in Sections 6.34 and 7.23(e) of the Credit Agreement, as applicable, and (iii) confirms that the Loan Document(s) to which is party shall remain in full force and effect after giving effect to Amendment No. 1 to the Existing Credit Agreement.

FELCOR/JPM HOSPITALITY HOLDCO (SPE), L.L.C.,
as Principal of Hospitality Owner

By:	/s/ Bianca S. Green
	Name:	Bianca S. Green
	Title:	Vice President

DJONT/JPM HOSPITALITY LEASING HOLDCO (SPE), L.L.C.,
as Principal of Hospitality Operating Lessee

By:	/s/ Bianca S. Green
	Name:	Bianca S. Green
	Title:	Vice President

FELCOR LODGING LIMITED PARTNERSHIP,
as Principal of Dana Point Owner

	By:	FelCor Lodging Trust Incorporated, its General Partner

	By:	/s/ Bianca S. Green
		Name:	Bianca S. Green
		Title:	Vice President

FELCOR TRS HOLDINGS, L.L.C.,
as Principal of Dana Point Operating Lessee

By:	/s/ Bianca S. Green
	Name:	Bianca S. Green
	Title:	Vice President

FELCOR PENNSYLVANIA COMPANY, L.L.C.,
a Delaware limited liability company

By:	/s/ Bianca S. Green
	Name:	Bianca S. Green
	Title:	Vice President

FELCOR LODGING TRUST INCORPORATED,
a Maryland corporation

	By:	FelCor Lodging Trust Incorporated, its General Partner

	By:	/s/ Bianca S. Green
		Name:	Bianca S. Green
		Title:	Vice President

CHARLESTON MILLS HOUSE HOTEL HOLDCO, L.L.C.,
as Principal of Charleston Owner

By:	/s/ Bianca S. Green
	Name:	Bianca S. Green
	Title:	Vice President

LENDERS:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent on behalf of the Lenders
pursuant to Section 2.21 (d)

	By:	/s/ Marc Costantino
		Name:	Marc Costantino
		Title:	Executive Director